EXHIBIT 10.8

                  GUARANTY BY INTEGRATED HEALTH SERVICES, INC.

                  GUARANTY dated as of January 1, 2000 made by INTEGRATED HEALTH
SERVICES, INC., a Delaware corporation ("Guarantor") in favor of HRES1 PROPERTIES TRUST, a Maryland real estate investment trust (with its successor and assigns, "Landlord").

                              W I T N E S S E T H :
                               - - - - - - - - - -

         WHEREAS, Landlord and IHS Acquisition No. 135, Inc., a Delaware corporation ("IHS 135") are parties to a Lease Agreement dated as of February 11, 1994, as amended (the "Original Lease"), originally between HRPT Properties Trust (f/k/a "Health and Rehabilitation Properties Trust"), a Maryland real estate investment trust ("HRPT"), as landlord, and Horizon Healthcare Corporation, a Delaware corporation ("Horizon"), as tenant;

         WHEREAS, Landlord has succeeded to the interest of HRPT as landlord under the Original Lease;

         WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between Horizon/CMS Healthcare Corporation (the successor to Horizon), as assignor, and IHS Acquisition No. 151, Inc., a Delaware corporation ("IHS 151"), as assignee, IHS 151 acquired all right, title and interest of Horizon/CMS Healthcare Corporation under the Original Lease;

          WHEREAS, pursuant to an Assignment and Assumption of Real Property Lease dated as of December 31, 1997 by and between IHS 151, as assignor, and IHS 135, as assignee, IHS 135 acquired all right, title and interest of IHS 151 under the Original Lease;

         WHEREAS, pursuant to a Consent, Assumption and Guaranty Agreement dated as of December 31, 1997 (the "IHS Consent") among Guarantor, IHS 135 and certain other subsidiaries of Guarantor, HealthSouth Corporation, Horizon, HRPT and Indemnity Collection Corporation, Guarantor and IHS 135 assumed the obligations of Horizon under the Original Lease;

         WHEREAS, Landlord claims that by a notice dated January 25, 2000, Landlord notified IHS 135 that the Original Lease was terminated by virtue of an Event of Default under the Original Lease;

         WHEREAS, on February 3, 2000, Guarantor and certain of its subsidiaries, including IHS 135, filed voluntary petitions for relief (collectively, the "Cases") under chapter 11 of the United States Bankruptcy Code, ss.ss.101 et seq. (the "Bankruptcy Code") with the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court");

         WHEREAS, Guarantor and IHS 135 are continuing to operate their businesses and manage their respective properties as debtors-in-possession pursuant to ss.ss.1107 and 1108 of the Bankruptcy Code;

         WHEREAS, pursuant to, and in accordance with, a Settlement Agreement dated as of April 11, 2000 among, inter alia, Guarantor, Landlord and IHS 135 (as amended, amended and restated, modified or supplemented from time to time, the "Settlement Agreement"), Landlord has agreed to rescind its alleged termination of the Original Lease, Landlord and IHS 135 have agreed to amend and restate the Original Lease as set forth in an Amended and Restated Lease Agreement dated as of even date herewith (as amended, amended and restated, modified or supplemented from time to time, the "Lease") between IHS 135 and Landlord, and Guarantor has agreed to guaranty the obligations of IHS 135 under the Lease;

         NOW, THEREFORE, in consideration of the premises and for other good and
valuable   consideration,   the  receipt  and   adequacy  of  which  are  hereby
acknowledged, Guarantor hereby agrees with Landlord as follows:

1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Lease and used herein are so used as so defined. In addition, the following terms shall have the meanings set forth below:

                  "Consolidated Financials" shall mean, for any fiscal year or other accounting period of Guarantor and its consolidated Subsidiaries, its annual Form 10-K and quarterly Form 10-Q prepared pursuant to the Securities and Exchange Act of 1934, as amended, or comparable financial statement.

                  "Lease Documents" shall mean, collectively, the Lease and any sublease or assumption of lease entered into by a Related Entity pursuant to Article 17 of the Lease, as any of the same may from time to time be amended, modified or supplemented.

                   "Material  Adverse Effect" means a material adverse effect on
         (a) the business, operations, property, condition (financial or otherwise) or prospects of Guarantor and its Subsidiaries taken as a whole, (b) the ability of Guarantor to perform its obligations under this Guaranty, or (c) the validity or enforceability of this Guaranty, or the rights of Landlord hereunder.

                  "Obligations" shall mean the payment and performance of each and every obligation and liability of Tenant (and each of them) to Landlord under any Lease Document, whether now existing or hereafter arising or created, joint or several, direct or indirect, absolute or contingent, due or to become due, matured or unmatured, liquidated or unliquidated, arising by contract, operation of law or otherwise, and including, without limitation, all Minimum Rent and Additional Rent under the Lease, and all fees and charges, and all costs and expenses, payable under any Lease Document.

                   "Subsidiary" shall mean any corporation of which more than fifty percent of the outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether or not at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by Guarantor, or Guarantor and one or more other Subsidiaries, or by one or more Subsidiaries.

                  "Tenant" shall mean and be a reference to each of IHS 135 and any Related Entity (as such term is defined in Section 17.1 of the Lease) that is an assignee of IHS 135's interest in the Lease or a sublessee of any portion of the Leased Property from IHS 135.

2. Guaranty. The Guarantor hereby unconditionally and irrevocably guarantees to Landlord the prompt and complete payment and performance by Tenant, when due (whether at stated maturity, by acceleration or otherwise), of the Obligations. The Guarantor further agrees to pay any and all reasonable expenses (including, without limitation, all reasonable fees and disbursements of counsel to Landlord) which may be paid or incurred by Landlord in enforcing any of its rights under this Guaranty. This Guaranty is a guaranty of payment and not of collectibility and is absolute and in no way conditional or contingent. The Guarantor's liability hereunder is direct and unconditional and may be enforced after nonpayment or nonperformance by Tenant of any Obligation without requiring Landlord to resort to any other Person (including without limitation Tenant) or any other right, remedy or collateral. This Guaranty shall remain in full force and effect until the Obligations are paid in full following the termination of all Lease Documents.

3. Costs and Expenses of Collection. The Guarantor agrees, as principal obligor and not as a guarantor only, to pay to Landlord forthwith upon demand, in immediately available funds, all reasonable costs and expenses (including, without limitation, all court costs and all reasonable fees and disbursements of counsel to Landlord) incurred or expended by Landlord in connection with the enforcement of this Guaranty, together with interest on such amounts from the time such amounts become due until payment at the Overdue Rate. It shall be a condition of the obligations of Guarantor to pay any fees and expenses payable by it under this Guaranty that Landlord shall have, or shall have caused to have, provided Guarantor with a writing describing such fees and/or expenses in reasonable detail.

4. Subrogation and Contribution. Until the Obligations shall have been paid and performed in full after the termination of the Lease Documents, Guarantor irrevocably and unconditionally waives any and all rights to which it may be entitled, by operation of law or otherwise, to be subrogated, with respect to any payment made by Guarantor hereunder, to the rights of Landlord against Tenant, or otherwise to be reimbursed, indemnified or exonerated by Tenant in respect thereof or to receive any payment, in the nature of contribution or for any other reason, from any other guarantor of the Obligations with respect to any payment made by Guarantor hereunder. Until the Obligations shall have been paid and performed in full after the termination of the Lease Documents, Guarantor waives any defense it may have based upon any election of remedies by Landlord which impairs Guarantor's subrogation rights or Guarantor's rights to proceed against Tenant for reimbursement (including without limitation any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Tenant in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging any indebtedness to Landlord). Until the Obligations shall have been paid, performed and satisfied in full after the termination of the Lease Documents, Guarantor further waives any right to enforce any remedy which Landlord now has or may in the future have against Tenant, any other guarantor or any other Person and any benefit of, or any right to participate in, any security whatsoever now or in the future held by Landlord.

5. Effect of Bankruptcy Stay. If acceleration of the time for payment or performance of any of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of Tenant or any other Person or otherwise, all such amounts otherwise subject to acceleration shall nonetheless be payable by Guarantor under this Guaranty forthwith upon demand.

6. Receipt of Lease Documents, etc. Guarantor confirms, represents and warrants to Landlord that (i) it has received true and complete copies of all the Lease, and has read the contents thereof and reviewed the same with legal counsel of its choice; (ii) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(iii) Landlord has made no representation to Guarantor as to the creditworthiness of IHS 135; and (iv) Guarantor has established adequate means of obtaining from Tenant on a continuing basis information regarding Tenant's financial condition. The Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that Landlord shall have no obligation to disclose to Guarantor any information or documents acquired by Landlord in the course of its relationship with Tenant.

7. Amendments, etc. with Respect to the Obligations. The obligations of Guarantor under this Guaranty shall remain in full force and effect without regard to, and shall not be released, altered, exhausted, discharged or in any way affected by any circumstance or condition (whether or not Tenant shall have any knowledge or notice thereof), including without limitation (a) any amendment or modification of or supplement to any Lease Document, or any obligation, duty or agreement of Tenant or any other Person thereunder or in respect thereof; (b) any assignment or transfer in whole or in part of any of the Obligations; any furnishing, acceptance, release, nonperfection or invalidity of any direct or indirect security or guaranty for any of the Obligations; (c) any waiver, consent, extension, renewal, indulgence, settlement, compromise or other action or inaction under or in respect of any Lease Document, or any exercise or nonexercise of any right, remedy, power or privilege under or in respect of any such instrument (whether by operation of law or otherwise); (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to Tenant or any other Person or any of their respective properties or creditors or any resulting release or discharge of any Obligation (including without limitation any rejection of any lease pursuant to Section 365 of the Federal Bankruptcy Code); (e) any new or additional financing arrangements entered into by Tenant or by any other Person on behalf of or for the benefit of Tenant; (f) the merger or consolidation of Tenant with or into any other Person or of any other Person with or into Tenant; (g) the voluntary or involuntary sale or other disposition of all or substantially all the assets of Tenant or any other Person; (h) the voluntary or involuntary liquidation, dissolution or termination of Tenant or any other Person; (i) any failure on the part of Tenant or any other Person (other than Landlord) for any reason to perform or comply with any term of any Lease Document or any other agreement; or
(j) any other act, omission or occurrence whatsoever, whether similar or dissimilar to the foregoing. The Guarantor authorizes each Tenant, each other guarantor in respect of the Obligations and Landlord at any time in its discretion, as the case may be, to alter any of the terms of any of the Obligations.

8. Guarantor as Principal. If for any reason (other than Landlord's material default, negligence or willful misconduct), Tenant, or any of them, or any other Person is under no legal obligation to discharge any Obligation, or if any other moneys included in the Obligations have become unrecoverable from Tenant, or any of them, or any other Person by operation of law or for any other reason (other than Landlord's material default, negligence or willful misconduct), including, without limitation, the invalidity or irregularity in whole or in part of any Obligation or of any Lease Document, the legal disability of Tenant or any other obligor in respect of Obligations, any discharge of or limitation on the liability of Tenant or any other Person or any limitation on the method or terms of payment under any Obligation, or of any Lease Document, which may now or hereafter be caused or imposed in any manner whatsoever (whether consensual or arising by operation of law or otherwise), this Guaranty shall nevertheless remain in full force and effect and shall be binding upon Guarantor to the same extent as if Guarantor at all times had been the principal obligor on all Obligations.

9. Waiver of Demand, Notice, Etc. The Guarantor hereby waives, to the extent not prohibited by applicable law, all presentments, demands for performance, notice of nonperformance, protests, notices of protests and notices of dishonor in connection with the Obligations or any Lease Document, including but not limited to (a) notice of the existence, creation or incurring of any new or additional obligation or of any action or failure to act on the part of Tenant, Landlord, any endorser or creditor of Tenant or any other Person; (b) any notice of any indulgence, extensions or renewals granted to any obligor with respect to the Obligations; (c) any requirement of diligence or promptness in the enforcement of rights under any Lease Document, or any other agreement or instrument directly or indirectly relating thereto or to the Obligations; (d) any enforcement of any present or future agreement or instrument relating directly or indirectly thereto or to the Obligations; (e) notice of any of the matters referred to in Paragraph 8 above; (f) any defense of any kind which Guarantor may now have with respect to his liability under this Guaranty (other than the defense of payment); (g) any right to require Landlord, as a condition of enforcement of this Guaranty, to proceed against Tenant or any other Person or to proceed against or exhaust any security held by Landlord at any time or to pursue any other right or remedy in Landlord's power before proceeding against Guarantor; (h) any defense that may arise by reason of the incapacity, lack of authority, death or disability of any other Person or Persons or the failure of Landlord to file or enforce a claim against the estate (in administration, bankruptcy, or any other proceeding) of any other Person or Persons; (i) any defense based upon an election of remedies by Landlord; (j) any defense arising by reason of any "one action" or "anti-deficiency" law or any other law which may prevent Landlord from bringing any action, including a claim for deficiency, against Guarantor, before or after Landlord's commencement of completion of any foreclosure action, either judicially or by exercise of a power of sale; (k) any defense based upon any lack of diligence by Landlord in the collection of any Obligation; (l) any duty on the part of Landlord to disclose to Guarantor any facts Landlord may now or hereafter know about Tenant or any other obligor in respect of Obligations; (m) any defense arising because of an election made by Landlord under Section 1111(b)(2) of the Federal Bankruptcy Code; and (n) any defense based on any borrowing or grant of a security interest under Section 364 of the Federal Bankruptcy Code. Guarantor acknowledges and agrees that each of the waivers set forth herein on the part of Guarantor is made with Guarantor's full knowledge of the significance and consequences thereof and that, under the circumstances, the waivers are reasonable. If any such waiver is determined to be contrary to applicable law such waiver shall be effective only to the extent not prohibited by such applicable law.

10. Reinstatement. This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time payment, or any part thereof, of any of the Obligations is rescinded or must otherwise be restored or returned by Landlord upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Tenant or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Tenant or any substantial part of its property, or otherwise, all as though such payments had not been made.

11. Payments. The Guarantor hereby agrees that the Obligations will be paid to Landlord without set-off or counterclaim in U.S. Dollars at the office of Landlord located at 400 Centre Street, Newton, Massachusetts 02458, or to such other location as Landlord shall notify Guarantor.

12. Covenants. The Guarantor hereby covenants and agrees with Landlord that, from and after the date of this Guaranty until the Obligations are paid in full and all Lease Documents have been terminated:

                  (a) Notices. The Guarantor shall endeavor to give prompt notice to Landlord of any event which will, or that may reasonably be expected to, result in a material adverse change in the financial condition or operation of Guarantor and its Subsidiaries taken as a whole, provided, however the Guarantor's failure to do so shall not be deemed to be a default of the Guarantor hereunder.

                  (b) Financial Statements. The Guarantor shall furnish the following statements to Landlord:

                           (i) within sixty (60) days after each of the first three quarters of any Fiscal Year, the Consolidated Financials for such fiscal quarter; and

                           (ii) within one hundred  twenty  (120) days after the
                  end of each Fiscal Year, the Consolidated Financials for such Fiscal Year.

Landlord may at any time, and from time to time, provide any lender to Landlord with copies of any of the foregoing statements.

                  (c) Reports. The Guarantor shall cause the Tenant to provide such certificates, reports and other documents required of it hereunder and under the Lease Documents.

                  (d) Legal Existence. The Guarantor shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence (subject as provided in Paragraph 13(f) hereof).

                  (e) Merger; Sale of Assets, Etc. The Guarantor shall not enter into any transaction of merger or consolidation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, sub-lease, transfer or otherwise dispose of in one transaction or a series of transactions, all or substantially all of its business, property or assets, whether now owned or hereafter acquired, except that Guarantor may merge or consolidate with any Person, or convey, transfer or lease substantially all of its assets so long as the successor formed by such consolidation or the survivor of such merger, if not the Guarantor, or the Person that acquires by conveyance, transfer or lease substantially all of the assets of Guarantor, as the case may be, shall assume the obligations of the Guarantor hereunder to the same extent and with the same effect as though such corporation was a party hereto and was named and defined as the "Guarantor" herein.

13. Severability. Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

14. Additional Guaranties. This Guaranty shall be in addition to any other guaranty or other security for the Obligations, and it shall not be prejudiced or rendered unenforceable by the invalidity of any such other guaranty or security.

15. Paragraph Headings. The paragraph headings used in this Guaranty are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

16. No Waiver; Cumulative Remedies, Documentation of Expenses. Landlord shall not by any act (except by a written instrument pursuant to Paragraph 18 hereof), delay, indulgence, omission or otherwise, be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of Landlord, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Landlord of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Landlord would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any rights or remedies provided by law.

17. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Guaranty may be waived, amended, supplemented or otherwise modified except by a written instrument executed by Guarantor and Landlord, provided that any provision of this Guaranty may be waived by Landlord in a letter or agreement executed by Landlord or by telecopy from Landlord. This Guaranty shall be binding upon the successors and assigns of Guarantor and shall inure to the benefit of Landlord and its successors and assigns.

18. WAIVER OF JURY TRIAL; CONSENT TO JURISDICTION; GOVERNING LAW. THE GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT IT MAY NOW OR HEREAFTER HAVE TO A JURY TRIAL IN ANY SUIT, ACTION OR PROCEEDING WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LEASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY.

         BY ITS  EXECUTION  AND DELIVERY OF THIS  GUARANTY,  THE  GUARANTOR  (1)
ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR
PROCEEDING OF ANY KIND AGAINST IT WHICH ARISES OUT OF OR BY REASON OF THIS GUARANTY, ANY LEASE DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ADDITION TO ANY OTHER COURT IN WHICH SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT; (2) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED BY ANY SUCH COURT IN ANY SUCH ACTION, SUIT OR PROCEEDING IN WHICH IT SHALL HAVE BEEN SERVED WITH PROCESS IN THE MANNER HEREINAFTER PROVIDED; AND (3) TO THE EXTENT THAT IT MAY LAWFULLY DO SO, WAIVES AND AGREES NOT TO ASSERT, BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE, IN SUCH ACTION, SUIT OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURT, THAT ITS PROPERTY IS EXEMPT OR IMMUNE FROM ATTACHMENT OR EXECUTION, THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR THAT THE VENUE THEREOF IS IMPROPER.

         THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

19. Notices. All notices under this Guaranty shall be in writing, and shall be delivered by hand, by a nationally recognized commercial overnight delivery service, by first class mail or by telecopy, delivered, addressed or transmitted, if to Landlord, at 400 Centre Street, Newton, Massachusetts 02458,
Attention: President (telecopy no. 617-796-8349), with a copy to Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, Attention:
Alexander A. Notopoulos, Jr. Esq. (telecopy no. 617-338-2880), and if to Guarantor, at its address or telecopy number set out below its signature in this Guaranty. Such notices shall be effective: in the case of hand deliveries, when received and acknowledged in writing; in the case of an overnight delivery service, on the next business day after being placed in the possession of such delivery service, with delivery charges prepaid; in the case of mail, five business days after deposit in the postal system, first class postage prepaid; and in the case of telecopy notices, the first business day following the date when electronic indication of receipt is received. Either party may change its address and telecopy number by written notice to the other delivered in accordance with the provisions of this Paragraph.

                  IN WITNESS WHEREOF, the undersigned has caused this Guaranty to be duly executed and delivered as of the date first above written.

                               INTEGRATED HEALTH SERVICES, INC.



                               By /s/ Daniel J. Booth
                                  Name:   Daniel J. Booth
                                  Title:  Senior Vice President

                               Address for Notices:

                                 Integrated Health Services, Inc.
                                 The Highlands
                                 910 Ridgebrook Road
                                 Sparks, MD 21152
                                 Telecopy no.:  (410) 773-1020
                                 Attn: Daniel J. Booth, Senior Vice President, Finance

                                 with a copy to:

                                 Parker Chapin LLP
                                 405 Lexington Avenue
                                 New York, NY  10174
                                 Telecopy no.:  212-704-6288
                                 Attention:  Charles P. Greenman, Esq.


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